July 28, 2022

BNY MELLON STATE MUNICIPAL BOND FUNDS
-BNY Mellon Connecticut Fund
-BNY Mellon Massachusetts Fund
-BNY Mellon Pennsylvania Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon State Municipal Bond Funds (the "Trust") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of each of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund (each, a "Fund" and collectively, the "Funds"), and BNY Mellon Municipal Funds, Inc., on behalf of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"). The Agreement for each Fund provides for the transfer of the respective Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the respective Fund, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Funds, as series of the Trust (each, a "Reorganization").

It is currently contemplated that shareholders of each Fund as of September 2, 2022 (the "Record Date") will be asked to approve the Agreement on behalf of the respective Fund at a special joint meeting of shareholders to be held on or about November 17, 2022. If the Agreement is approved for a Fund, the Reorganization for that Fund will be consummated on or about January 27, 2023.

In anticipation of the Reorganizations, effective on or about September 1, 2022 (the "Sales Discontinuance Date"), each Fund will be closed to any investments for new accounts, except that new accounts may be established by:

  Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

  Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

  Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

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Shareholders of a Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the respective Reorganization.

A Joint Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to each Fund's shareholders as of the Record Date. The Joint Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

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